Exhibit 24-a
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

             /s/ F. Duane Ackerman                              August 1, 2001
             ---------------------                              --------------
               F. Duane Ackerman                                  Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


             /s/ Ronald M. Dykes                                August 6, 2001
              -------------------                               --------------
               Ronald M. Dykes                                     Date
             Chief Financial Officer
         (Principal Financial Officer)


            /s/ W. Patrick Shannon                              August 1, 2001
             ----------------------                             --------------
               W. Patrick Shannon                                   Date
          Vice President - Finance and
            Supply Chain Management
         (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ Reuben V. Anderson          July 30, 2001
        ----------------------          -------------
        Reuben V. Anderson              Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ James H. Blanchard                  July 31, 2001
        ----------------------                  -------------
        James H. Blanchard                      Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ Armando M. Codina                   August 2, 2001
        ---------------------                   --------------
        Armando M. Codina                       Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ Kathleen F. Feldstein               August 6, 2001
       -------------------------                --------------
        Kathleen F. Feldstein                   Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

          /s/ James P. Kelly                    August 6, 2001
          ------------------                    --------------
          James P. Kelly                        Date
          Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ Joseph M. Magliochetti              July 31, 2001
        --------------------------              -------------
        Joseph M. Magliochetti                  Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ John G. Medlin, Jr.                 July 31, 2001
        -----------------------                 -------------
        John G. Medlin, Jr.                     Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

          /s/ Leo F. Mullin                     July 31, 2001
          -----------------                     -------------
          Leo F. Mullin                         Date
          Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ Eugene F. Murphy                  August 1, 2001
        --------------------                  --------------
        Eugene F. Murphy                      Date
        Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

          /s/ Robin B. Smith            July 30, 2001
          ------------------            -------------
          Robin B. Smith                Date
          Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register $3,817,125,000 of debt securities of the Company.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

        /s/ William S. Stavropoulos         July 27, 2001
        ---------------------------         --------------
        William S. Stavropoulos             Date
        Director